UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 18, 2005
                                                 ------------------------------

                              KRAMONT REALTY TRUST
             (Exact name of registrant as specified in its charter)


            Maryland                     1-15923               25-6703702
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(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)


                         Plymouth Plaza
                    580 West Germantown Pike
                 Plymonth Meeting, Pennsylvania                  19462
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             (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (610) 825-7100
                                                   ---------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

Exhibits No.      Description
------------      -----------

99.1 Press Release on April 18, 2005 announcing completion of merger.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, CWAR OP MERGER Sub III Trust as successor by merger to Kramont Realty Trust has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.


Date: April 19, 2005                           By: /s/ John Hutchinson
                                                  ----------------------------
                                               Name:    John Hutchinson
                                               Title:   Vice President